UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2019

PACIFIC ETHANOL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PEIX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2019, Pacific Ethanol, Inc. issued a press release announcing certain results of operations for the three and nine months ended September 30, 2019. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K is not incorporated by reference into any filings of Pacific Ethanol, Inc. made under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of Stockholders (“Annual Meeting”) of Pacific Ethanol, Inc. (the “Company”) was held on November 7, 2019. The following proposals were approved at the Annual Meeting by the votes indicated:

Proposal One: To elect nine directors to serve on the Company’s board of directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. The nominees for election were William L. Jones, Neil M. Koehler, Michael D. Kandris, Terry L. Stone, John L. Prince, Douglas L. Kieta, Larry D. Layne, Gilbert E. Nathan and Dianne S. Nury.

The following nominees were elected by the votes indicated to serve as directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified:

Name	Total Votes for Director	Total Votes Withheld from Director	Total Broker Non-Votes
William L. Jones	16,143,542	2,063,933	17,302,548
Neil M. Koehler	16,434,778	1,772,697
Michael D. Kandris	16,463,121	1,744,354
Terry L. Stone	16,122,222	2,085,253
John L. Prince	16,119,271	2,088,204
Douglas L. Kieta	16,129,249	2,078,226
Larry D. Layne	16,445,797	1,761,678
Gilbert E. Nathan	16,252,274	1,955,201
Dianne S. Nury	16,552,855	1,654,620

Proposal Two: To approve the 2018 compensation of the Company’s named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“say-on-pay”).

Total Votes
For	15,145,994
Against	2,554,115
Abstain	507,366
Broker Non-Votes	17,302,548

Proposal Three: To recommend conducting an advisory vote on executive compensation every one, two or three years.

Total Votes
One Year	10,415,222
Two Years	269,932
Three Years	7,242,956
Abstain	279,365

Proposal Four: To approve an amendment to the Company’s 2016 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 3,650,000 shares to 5,650,000shares.

Total Votes
For	14,783,961
Against	3,342,229
Abstain	81,285
Broker Non-Votes	17,302,548

Proposal Five: To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Total Votes
For	34,468,747
Against	573,109
Abstain	467,681
Broker Non-Votes	N/A

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description (#)

99.1	Press Release dated November 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2019	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary

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